                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                       TO FORM 8-K FILED DECEMBER 15, 1998

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of report (Date of earliest event reported): November 30, 1998



                          Appalachian Bancshares, Inc.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Georgia                           000-21383                     58-2242407
------------------------------------ ------------------------------ ------------------------------
(State or other Jurisdiction            (Commission File                 (IRS Employer
     of Incorporation)                       Number)                  Identification No.)


              829 Industrial Blvd., Ellijay, Georgia                       30540
------------------------------------------------------------------- ----------------------
             (Address of Principal Executive Offices)                    (Zip Code)


                                  706/276-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (B)      PRO FORMA FINANCIAL INFORMATION.

         The unaudited pro forma financial information relating to the acquisition of First National Bank of Union County by Appalachian Bancshares, Inc. is included herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPALACHIAN BANCSHARES, INC.



Date:  February 11, 1999            /s/ Kent W. Sanford
                                    --------------------------------------------
                                    Kent W. Sanford
                                    Executive Vice President
                                    (Principal financial officer)

PRO FORMA STATEMENT OF CONDITION - CONSOLIDATED

APPALACHIAN BANCSHARES, INC.

SEPTEMBER 30, 1998

     The following unaudited pro forma consolidated statement of condition sets forth the historical September 30, 1998 assets, liabilities and stockholders' equity of Appalachian Bancshares, Inc. ("ABI") and First National Bank of Union County ("FNB") and the Pro Forma consolidated balances assuming consummation of the acquisition as of September 30, 1998. The acquisition is recorded using the purchase method of accounting for assets acquired and liabilities assumed.



                                                            ABI                                    Pro Forma
                                                       Consolidated      FNB                      Consolidated
                                                          Balance      Balance                      Balance
                                                           Sheet        Sheet     Adjustments(6)     Sheet
                                                           -----        -----     --------------     -----
                                                                         (In Thousands)
ASSETS
     Cash and due from banks                             4,015         6,657 (1)        2,863         13,801
                                                                             (2)        2,600
                                                                             (3)        3,696
                                                                             (4)       (6,100)
                                                                             (5)           70
     Investment securities                              24,176         4,143                          28,319

     Federal funds sold                                  7,257         5,900                          13,157

     Loans, net                                         93,413        26,814 (3)       (3,696)       116,531

     Premises and equipment, net                         1,966         1,939                           3,905

     Intangibles
           Organizational cost (5 yr amort.)                                                               0
           Goodwill (15 yr amort.)                                           (4)        2,105          2,105

     Other assets                                        2,117         1,377                           3,494
                                                       -------        ------           ------        -------

                   Total Assets                        132,944        46,830            1,538        181,312
                                                       =======        ======           ======        =======


LIABILITIES AND EQUITY

     Total deposits                                    113,887        42,194                         156,081

     Long-term debt                                      6,599             0 (2)        2,600          9,199

     Other borrowed funds                                3,809             0                           3,809

     Other liabilities                                     742           615                           1,357

     Common stock of ABI                                 5,988               (1)          716          6,704


     Common stock of FNB                                                 938 (4)         (938)             0

     Capital surplus of ABI                                202               (1)        2,147          2,349


     Capital surplus of FNB                                            1,062 (4)       (1,062)             0

     Retained earnings of ABI                            2,025               (5)           70          2,095

     Retained earnings of FNB                                          1,995 (4)       (1,995)             0

     Treasury stock                                       (428)                                         (428)

     Accumulated comprehensive income                      120            26                             146
                                                       -------        ------          -------        -------

           Total Liabilities and Equity                132,944        46,830            1,538        181,312
                                                       =======        ======          =======        =======



           See notes to Pro Forma Consolidated Statement of Condition

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF CONDITION

APPALACHIAN BANCSHARES, INC.

SEPTEMBER 30, 1998


(1) Issuance of 143,168 shares of Common Stock at $20 per share in a private placement to maintain adequate capital and generate funds to effectuate the purchase of FNB.

(2)      Borrowings of $2,600,000 to effectuate the purchase of FNB.

(3)      Adjustment to FNB amounts for loans retained by seller.

(4) Purchase of all the outstanding stock of FNB for a total price of $6,100,000. Excess over book value treated as goodwill.

(5)      Payment of estimated acquisition costs of $70,000.

(6) No purchase accounting adjustments have been reflected in this pro forma statement of condition. Any purchase accounting adjustments which might arise as of the date of the merger are not expected to be material.

PRO FORMA STATEMENT OF INCOME - CONSOLIDATED

APPALACHIAN BANCSHARES, INC.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

         The following unaudited pro forma consolidated statement of income sets forth the historical income and expenses of Appalachian Bancshares, Inc. ("ABI") and First National Bank of Union County ("FNB") for the nine months ended September 30, 1998 and the pro forma consolidated balances assuming consummation of the acquisition as of September 30, 1998.


                                                                       ABI                                               Pro Forma
                                                                  Consolidated              FNB                        Consolidated
                                                                    Statement            Statement                       Statement
                                                                       of                   of                               of
                                                                     Income               Income       Adjustments(5)      Income
                                                                     ------               ------       --------------      ------
                                                                                   (In thousands except per share data)
INTEREST INCOME
     Interest and fees on loans                                       6,765                2,313                            9,078
     Interest on investment securities                                1,037                  234                            1,271
     Interest on federal funds sold                                     151                  189                              340
     Interest on deposits in banks                                        0                  106                              106
                                                                  ---------                -----                        ---------
           Total Interest Income                                      7,953                2,842                           10,795
                                                                  ---------                -----                        ---------

INTEREST EXPENSE
     Interest on deposits                                             4,241                1,468                            5,709
     Interest on short-term borrowings                                  137                    8
     Interest on long-term borrowings                                   288                    0 (1)         137              425
                                                                  ---------                -----                        ---------
           Total Interest Expense                                     4,666                1,476                            6,134
                                                                  ---------                -----                        ---------

NET INTEREST INCOME                                                   3,287                1,366                            4,661

PROVISION FOR LOAN LOSSES                                               240                   31                              271
                                                                  ---------                -----                        ---------

NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                                  3,047                1,335                            4,390

NONINTEREST INCOME
     Service charges on deposits                                        166                  130                              296
     Investment security gains                                           16                    3                               19
     Other                                                              195                  125                              320
                                                                  ---------                -----                        ---------
           Total Noninterest Income                                     377                  258                              635
                                                                  ---------                -----                        ---------

NONINTEREST EXPENSE
     Salaries and employee benefits                                   1,038                  579                            1,617
     Occupancy and equipment expense                                    234                  180                              414
     Other                                                              913                  624 (2)          70            1,607
                                                                  ---------                -----                        ---------
           Total Noninterest Expense                                  2,185                1,383                            3,638
                                                                  ---------                -----                        ---------

INCOME BEFORE INCOME TAXES                                            1,239                  210                            1,387

PROVISION FOR INCOME TAXES                                              400                   50 (3)         (55)             395
                                                                  ---------                -----                        ---------

NET INCOME                                                              839                  160                              992
                                                                  =========                =====                        =========

EARNINGS PER SHARE

(Pro Forma column amounts adjusted to reflect
the issuance of 143,168 Common Shares to effect
the acquisition)
     Basic Earnings Per Common Share                                   0.73                                                  0.77
     Basic Weighted Average Shares Outstanding                    1,150,050                                     (4)     1,293,218
     Earnings Per Common Share Assuming Dilution                       0.70                                                  0.74
     Weighted Average Shares Outstanding Assuming Dilution        1,194,275                                     (4)     1,337,443


             See notes to Pro Forma Consolidated Statement of Income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

APPALACHIAN BANCSHARES, INC.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


(1) Estimated interest expense for nine months on borrowings of $2,600,000 to effectuate the purchase of FNB.

(2)      Payment of estimated acquisition costs of $70,000.

(3) Estimated tax benefit related to interest expense on additional borrowings.

(4) Average shares outstanding increased by 143,168 to reflect additional Common Shares sold to effectuate the acquisition.

(5) Any purchase accounting adjustments which might arise as of the date of the merger are not expected to be material.

PRO FORMA STATEMENT OF INCOME - CONSOLIDATED

APPALACHIAN BANCSHARES, INC.

For The Year Ended December 31, 1997

     The following unaudited pro forma consolidated statement of income sets forth the historical income and expenses of Applachian Bancshares, Inc. ("ABI") and First National Bank of Union County ("FNB") for the year ended December 31, 1997 and the pro forma consolidated balances assuming consummation of the acquisition as of December 31, 1997.


                                                                         ABI                                    Pro Forma
                                                                    Consolidated    FNB                        Consolidated
                                                                      Statement  Statement                      Statement
                                                                         of         of                              of
                                                                       Income     Income     Adjustments(5)       Income
                                                                       ------     ------     --------------       ------
                                                                             (In thousands except per share data)
INTEREST INCOME
     Interest and fees on loans                                        7,652      3,637                            11,289
     Interest on investment securities                                 1,331        434                             1,765
     Interest on federal funds sold                                      160         88                               248
     Interest on deposits in banks                                         0          1                                 1
                                                                     -------      -----                         ---------
           Total Interest Income                                       9,143      4,160                            13,303
                                                                     -------      -----                         ---------

INTEREST EXPENSE
     Interest on deposits                                              4,911      2,000                             6,911
     Interest on short-term borrowings                                   201          2                               203
     Interest on long-term borrowings                                    150          0 (1)        182                332
                                                                     -------      -----                         ---------
           Total Interest Expense                                      5,262      2,002                             7,446
                                                                     -------      -----                         ---------

NET INTEREST INCOME                                                    3,881      2,158                             5,857

PROVISION FOR LOAN LOSSES                                                480        953                             1,433
                                                                     -------      -----                         ---------

NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                                   3,401      1,205                             4,424

NONINTEREST INCOME
     Service charges on deposits                                         197        233                               430
     Investment security gains                                             6          0                                 6
     Other                                                               182        128                               310
                                                                     -------      -----                         ---------
           Total Noninterest Income                                      385        361                               746
                                                                     -------      -----                         ---------

NONINTEREST EXPENSE
     Salaries and employee benefits                                    1,154        796                             1,950
     Occupancy and equipment expense                                     248        271                               519
     Investment security losses                                            6          0
     Other                                                               977        787 (2)         70              1,834
                                                                     -------      -----                         ---------
           Total Noninterest Expense                                   2,385      1,854                             4,303
                                                                     -------      -----                         ---------

INCOME BEFORE INCOME TAXES                                             1,401       (288)                              867

PROVISION FOR INCOME TAXES                                               383       (149)(3)        (73)               161
                                                                     -------      -----                         ---------

NET INCOME                                                             1,018       (139)                              706
                                                                     =======      =====                         =========

EARNINGS PER SHARE
(Pro Forma column amounts adjusted to reflect the issuance of
143,168 Common Shares to effect the acquisition)
     Basic Earnings Per Common Share                                    0.88                                         0.54
     Basic Weighted Average Shares Outstanding                     1,154,990                           (4)      1,298,158
     Earnings Per Common Share Assuming Dilution                        0.87                                         0.54
     Weighted Average Shares Outstanding Assuming Dilution         1,162,206                           (4)      1,305,374


             See notes to Pro Forma Consolidated Statement of Income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

APPALACHIAN BANCSHARES, INC.

FOR THE YEAR ENDED DECEMBER 31, 1997


(1) Estimated interest expense on borrowings of $2,600,000 to effectuate the purchase of FNB.

(2)      Payment of estimated acquisition costs of $70,000.

(3) Estimated tax benefit related to interest expense on additional borrowings.

(4) Average shares outstanding increased by 143,168 to reflect additional Common Shares sold to effectuate the acquisition.

(5) Any purchase accounting adjustments which might arise as of the date of the merger are not expected to be material.